UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2007

AMERICAN SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-12456	58-1098795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 East Paces Ferry Road, N.E. Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 261-4381

(Former name or former address, if changed since last report) Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In order to be eligible for a Direct Registration Program, on November 19, 2007, the Board of Directors of American Software, Inc. (the “Company”) approved an amendment to the Company’s By-Laws allowing for listed securities of the Company to be issued in uncertificated form. A copy of the text of the amendment, effective as of November 19, 2007, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Amendment to By-Laws, effective November 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SOFTWARE, INC.

Dated: December 10, 2007	By:	/s/ Vincent C. Klinges
	Name:	Vincent C. Klinges
	Title:	Chief Financial Officer